INCOME TAXES (Details 2) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets
Stock-based compensation	$ 971,460	$ 0
Federal NOL carryforwards	355,568	69,798
Foreign NOL carryforwards	340,005	109,639
Total deferred tax assets	1,667,033	179,437
Less valuation allowance	(1,667,033)	(179,437)
Net deferred tax assets	$ 0	$ 0